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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       (Date of report (Date of earliest event reported): January 1, 2002

                              STURGIS BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                    (State of incorporation or organization)


                                                     38-3609814
     (Commission File No.)              (IRS - Employer Identification Number)

                   113-125 E. Chicago Road, Sturgis, MI 49091
              (Address of Registrant's principal executive offices)

                                 (616) 651-9345
               Registrant's telephone number, including area code


Item 5. Other Events

         This Form 8-K is being filed by Sturgis Bancorp, Inc. as a successor issuer to Sturgis Bank and Trust Company as required by paragraph (f) of Rule 12g-3 under the Securities Exchange Act of 1934. Based upon the reorganization of Sturgis Bank and Trust Company described below, Sturgis Bancorp, Inc.'s common stock is deemed registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder.

         On December 11, 2001, the shareholders of Sturgis Bank and Trust Company approved the reorganization of Sturgis Bank & Trust Company to become a wholly owned subsidiary of Sturgis Bancorp, Inc., a bank holding company. Sturgis Bancorp, Inc. is a bank holding company under the Bank Holding Company Act of 1956, as amended. Sturgis Bancorp, Inc. was incorporated in the State of Michigan on May 23, 2001 to facilitate Sturgis Bancorp, Inc.'s acquisition of one hundred percent of the issued and outstanding common stock of Sturgis Bank & Trust Company, a Michigan savings bank. SBT Interim Bank, an interim Michigan Savings bank and a wholly owned subsidiary of Sturgis Bancorp, Inc. was created for the purpose of facilitating the reorganization. SBT Interim Bank was formed as a subsidiary of Sturgis Bancorp, Inc. and was a Section 706 bank under the Michigan Savings Bank Act established for the sole purpose of legally effecting the reorganization. To complete the reorganization, SBT Interim Bank has been merged into Sturgis Bank & Trust Company with Sturgis Bank and Trust Company now being a wholly owned subsidiary of Sturgis Bancorp, Inc.

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         This reorganization was approved at a special meeting of the shareholders of Sturgis Bank & Trust Company on December 11, 2001. The necessary affirmative vote of the holders of at least two-thirds (2/3) of the Sturgis Bank & Trust Company common stock (of which 3,101,534 shares were outstanding on October 30th, 2001 the record date for the meeting) was obtained. Prior to the special meeting of the shareholders of Sturgis Bank & Trust Company, Sturgis Bancorp, Inc. received the necessary approvals from the Board of Governors of the Federal Reserve and the Federal Deposit Insurance Corporation. On December 21, 2001, the Michigan Department of Consumer and Industry Services, Office of Financial and Insurance Services, Division of Financial Institutions approved the consolidation of SBT Interim Bank with and into Sturgis Bank & Trust Company to complete the consummation of Sturgis Bancorp, Inc. acquiring one hundred percent of the issued and outstanding common stock of Sturgis Bank & Trust Company. This reorganization is effective as of the opening of business on January 1, 2002.

         With the consummation of the reorganization, each outstanding share of Sturgis Bank & Trust Company outstanding common stock, $1.00 par value, has been converted into one share of Sturgis Bancorp, Inc. Common Stock, $1.00 par value. The shareholders of Sturgis Bank & Trust Company and their percentage of shareholder ownership, immediately prior to the consummation of the reorganization are identical to those of Sturgis Bancorp, Inc. immediately after consummation of the reorganization.

Item 7. Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable.

(c)      Exhibits

         Setforth below is a list of exhibits included as part of this current report.

EXHIBIT
NUMBERS       DESCRIPTION OF EXHIBIT

2.1           Plan of Reorganization and Merger Agreement

2.2           Consolidation Agreement

3.1           Articles of Incorporation of Sturgis Bancorp, Inc.

3.2           Bylaws of Sturgis Bancorp, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2002              STURGIS BANCORP, INC.


                                    By: /s/ Leonard L. Eishen
                                        ----------------------------------------
                                    Name: Leonard L. Eishen
                                    Title: President and CEO


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                                  EXHIBIT INDEX

EXHIBIT
NUMBERS       DESCRIPTION OF EXHIBIT

2.1           Plan of Reorganization and Merger Agreement

2.2           Consolidation Agreement

3.1           Articles of Incorporation of Sturgis Bancorp, Inc.

3.2           Bylaws of Sturgis Bancorp, Inc.




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